UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2009

JAG MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation or organization)

(Commission File Number)	(IRS Employer Identification Number)

17120 N. Dallas Parkway, Ste. 235, Dallas, Texas  75248
Address of principal executive offices)

(972) 386-7360

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dean Elliott resigned as a director and officer of the Company effective September 10, 2008.  Mr. Elliott cited unspecified personal reasons for his resignation.  A copy of Mr. Smith’s resignation letter is attached hereto as an exhibit, and, in accordance with the provisions hereof, a copy of this disclosure has been provided to him for comment or response.

Item 9.01 Financial Statements and Exhibits

Exhibits

17.1                                Elliott Resignation

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

June 24, 2009	JAG Media Group, Inc.

/s/ Michele Sheriff
Michele Sheriff, President